Inspire Tactical Balanced ESG ETF

RISN

A Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated June 3, 2021

to the Prospectus and Statement of Additional Information (the “SAI”) dated March 31, 2021

_________________________________________________________________________________

Effective June 1, 2021, Inspire (CWM Advisors, LLC) offices are located at 3597 E Monarch Sky Lane, Suite 330, Meridian, ID 83646.

______________________________________________________________________

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and SAI dated March 31, 2021, which provide information that you should know about the Fund before investing. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.inspireetf.com or by calling 1-877-658-9473.